UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

____________________

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

STANDARD PREMIUM FINANCE HOLDINGS, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

STANDARD PREMIUM FINANCE HOLDINGS, INC.	CONTROL ID:
REQUEST ID:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders to be held on:
	DATE:	June 23, 2023
	TIME:	4:00 p.m. Miami time
	LOCATION:	Three Lakes Clubhouse; 13321 SW 151st Terrace, Miami, FL 33186
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/spfx and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.
This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/spfx

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before June 2, 2023.

you may enter your voting instructions at https://www.iproxydirect.com/spfx until 11:59 pm eastern time June 22, 2023.

Proposals to be voted on at the meeting are listed below, along with the Board of Directors’ recommendations: The Board of Directors recommends that you vote FOR the following proposals:
1.	To elect three (3) members to the Company’s Board of Directors to serve until the 2026 annual meeting of stockholders.
2.	To ratify the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
3.	To approve the issuance of up to 1,400,000 common stock purchase warrants the Company directors, officers, and consultants and issuance of up to 1,400,000 shares of common stock upon the exercise of such warrants.
Other business as may properly come before the annual meeting and postponement(s) or adjournment(s) thereof may be transacted at the meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on April 24, 2023 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock and preferred stock, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote on all proposals as indicated above.
Please note - This is not a Proxy Card - you cannot vote by returning this card